MS SA-2
MS SAZ-2

                 SUPPLEMENT DATED SEPTEMBER 1, 2005

   TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005 OF
                        FRANKLIN MUTUAL SERIES FUND INC.
                               Mutual Beacon Fund
                              Mutual Discovery Fund
                              Mutual European Fund
                         Mutual Financial Services Fund
                              Mutual Qualified Fund
                               Mutual Shares Fund

The Statement of Additional Information is amended as follows:

I. The following changes apply to the section "Officers and Directors":
 a. David J. Winters resigned on May 10, 2005 from his positions as Director, President and Chief Executive Officer - Investment Management,.
 b. Peter A. Langerman is added as President and Chief Executive Officer - Investment Management, as follows:

 OFFICERS

                                                   Number of
                                                   Portfolios in
                                                   Fund Complex
                                         Length    Overseen by     Other
 Name, Year of Birth                     of Time   Board         Directorships
 and Address                Position     Served    Member*         Held
--------------------------------------------------------------------------------
Peter A. Langerman (1955)    President,  Since      Not             Not
101 John F. Kennedy Parkway  and Chief   May      Applicable     Applicable
Short Hills, NJ 07078-2702   Executive   2005
                             Officer -
                             Investment
                             Management

Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

II. For the portfolio managers indicated, the following table lists the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on May 31, 2005:




                     Number of       Assets of Other
                  Other Registered    Registered                              Assets of Other                      Assets of Other
                     Investment       Investment                              Pooled Investment                     Accounts
 Other               Companies     Companies Managed  Number of Other Pooled  Vehicles Managed   Number of Other    Managed
 Managed             Managed/1     (x $1 million)/1   Vehicles Managed        (x $1 million)/2   Accounts Managed (x $1 million)/2
-----------------------------------------------------------------------------------------------------------------------------------
 Anne E. Gudefin     1                691.9                4                2,038.1               0                  N/A
 Michael J. Embler   2                249.2                2                  507.3               0                  N/A
 Peter A. Langerman  1              3,106.4                2                1,931.3               0                  N/A

1. These figures represent registered investment companies other than the Funds that are included in this SAI.
2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

III. The "Ownership of Fund shares" section is amended by adding information for the following individuals, as of June 20, 2005:

 Fund                   Portfolio Manager       Dollar Range of Fund Shares
                                                 Beneficially Owned
-------------------------------------------------------------------------------
 Mutual Beacon          Michael J. Embler             $500,001-$1,000,000
 Mutual Discovery        Anne E. Gudefin                    $1.00-$10,000
 Mutual Shares         Peter A. Langerman                 Over $1,000,000

IV. Under two agreements, effective March 1, 2005 and May 19, 2005, respectively with Franklin Mutual Advisers, LLC (Franklin Mutual), Franklin Templeton Investment Management Limited (Investment Management), The Adelphi Building, 1-11 John Adams Street, London, WC2N 6HT, serves as the Mutual Qualified & Mutual Discovery Funds' sub-advisor to provide investment management advice and assistance. The sub-advisor recommends the optimal equity allocation and provides advice regarding the Funds' investments. The sub-advisor also determines which securities will be purchased, retained or sold and executes these transactions. Investment Management provides the portfolio management services of Anne E. Gudefin to Franklin Mutual while she remains employed by Investment Management. Ms. Gudefin was previously employed by Franklin Mutual. The sub-advisor's activities are subject to the board's review, as well as the manager's instruction, control and supervision.

The manager pays Investment Management a fee equal to 60% of the advisory fee received by the manager from the Mutual Discovery and Mutual Qualified Funds pursuant to the management agreement. The manager pays this fee from the management fees it receives from each Fund.

V. The bullet that begins with "Trust companies and bank trust departments investing assets." under the section "Buying and Selling Shares - Contingent deferred sales charge - CDSC waivers" is deleted and the following is added under the section "Buying and Selling Shares - Waivers for certain investors":

 o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

          Please keep this supplement for future reference